Exhibit 99.1

Eagle Pharmaceuticals May 2019 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 1

Forward Looking Statements This presentation contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words such as “will,” “underway,” “allow,” “expect(ed),” “pursuing,” “may,” “would,” “addressing,” “creating,” “intends,” “anticipate(s),” “plan,” “partner,” “could,” “enables,” “potential(ly),” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: the continued commercial performance of our marketed products, including but not limited to BENDEKA, which is marketed by our partner Teva, Ryanodex, which we market ourselves, as well as our ability to replicate our marketing successes for our other product candidates such as Ryanodex for Exertional Heat Stroke (EHS) or other additional indications, our pemetrexed candidate, or our fulvestrant candidate, either through joint or direct marketing efforts; Eagle’s ability to advance RYANODEX in the treatment of Acute Radiation Syndrome (ARS); Eagle’s plans to continue to evaluate the data and conduct further research with respect to RYANODEX in the treatment of ARS; successful compliance with FDA and other governmental regulations applicable to our products and businesses; the label expansions of Ryanodex for EHS patients and for the treatment of neurological impact and nerve agent exposure; our ability to protect the longevity of the bendamustine franchise; the strength of our cash position and the ability to optimize the deployment of capital and take advantage of market opportunities; the continued year over year growth of our revenue, EBITDA, adjusted non-GAAP earnings per share and profit margins; the continued growth of the global biologics market and our ability to use Arsia Therapeutics (now Eagle Biologics) to enter into the biologics market and to effectively carry out our strategy in this new market; the contribution of the Ryanodex portfolio to our growth; the timing of Ryanodex for EHS obtaining FDA approval, if ever, and entering the market; the advancement of any of our other product candidates including, but not limited to, fulvestrant and pemetrexed, through the development process including FDA approval and the ability of any such products to have commercial success and to access significant new markets; the Company’s plans to finance and consummate the stock repurchase program, including the accelerated share repurchase (ASR); and the anticipated outcome of the stock repurchase program, including the ASR. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks include, but are not limited to: whether the FDA will ultimately approve Ryanodex for the treatment of EHS and neurological impact of nerve agent exposure; whether we can continue to make progress with the development of fulvestrant, whether our bendamustine product offering will achieve the anticipated market share; fluctuations in the trading column and market price of shares of our common stock; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of our products or product candidates or that may have an impact on any of our products or product candidates, successful compliance with FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; the strength and enforceability of our intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies; the timing of product launches; the successful marketing of our products; the risks inherent in the early stages of drug development and in conducting pre-clinical studies and clinical trials; the possibility that the study results with respect to RYANODEX may be inaccurate or incomplete; management’s determination of alternative needs and uses of our cash resources; the impact of general economic, industry, or political conditions in the United States or internationally; the performance of financial markets, the fluctuation of interest rates; and other factors that are discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Reports on Form 10-Q, and our other filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events. © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 2

Non-GAAP Financial Performance Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted non-GAAP net income, adjusted non-GAAP earnings per share and adjusted non-GAAP EBITDA attributable to the Company. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. Adjusted non-GAAP net income excludes share-based compensation expense, depreciation, amortization of acquired intangible assets, changes in fair value of contingent consideration, gain on sale of asset, debt issuance costs, severance, expense of acquired in-process research and development, asset impairment charge, legal settlement, non-cash interest expense and tax adjustments. The Company believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company’s baseline performance before items that are considered by the Company not to be reflective of the Company’s ongoing results. See the following Reconciliation of GAAP to Adjusted Non-GAAP Net Income and Adjusted Non-GAAP Earnings per Share and Reconciliation of GAAP to Adjusted Non-GAAP EBITDA for explanations of the amounts excluded and included to arrive at adjusted non-GAAP net income and adjusted non-GAAP earnings per share amounts for the twelve months ended December 31, 2018, 2017, 2016 and 2015, and adjusted non-GAAP EBITDA amounts, for the twelve months ended March 31, 2019 and December 31, 2018, 2017, 2016 and 2015, respectively. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. 3 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

Significant Growth since IPO 4 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved #16 on Fortune’s 100 List of Fastest-Growing Companies with #1 ranking for both 3-year EPS and revenue growth

Strong EBITDA Margin 5 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 10% 34% 41% 33% 2015 2016 2017 2018 EBITDA Margin

Recent Developments: 6 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved FDA rules in Eagle’s favor on ODE scope for BENDEKA Licensing agreement expanded for BENDEKA Royalty increases from 25% to 30%, and 1% annually until it reaches 32% Term of agreement extended from 2025 until product no longer sold Unique J-code issued for BELRAPZO Completed nerve agent study with US Military Positive topline results Neuroprotective effects of RYANODEX supported

RYANODEX: Multiple Label Expansion Opportunities

Creating additional value by addressing life-threatening, unmet needs
Eight U.S. patents issued to date expiring from 2022 to 2025

Marketed

Malignant Hyperthermia

- Breakthrough formulation of dantrolene sodium
- Approved in July 2014; launched in August 2014


RYANODEX

Progress being made on an IM product in the RYANODEX franchise

Potential Label Expansion

Exertional Heat Stroke

- Completed enrollment of 2nd safety and efficacy study
  - Meet with FDA to discuss next steps
- Potential to be the first drug to market for EHS
  - A hyperthermic/hypermetabolic condition related to MH
- Orphan Drug Designation
- Plan to meet with FDA to discuss next steps in June 2019

Nerve Agent Exposure

- Treatment of neurological damage secondary to nerve agent (NA) exposure as potential next indication
- Positive results from an initial study in 2017, followed by robust statistically significant data from a study conducted in partnership with U.S. Army in 2019, demonstrate the neuroprotective effects of RYANODEX in a well-established soman model

Acute Radiation Syndrome

- Treat individuals exposed to high doses of radiation (nuclear power plant leakage/nuclear weapons)
- Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy

© 2019 Eagle Pharmaceuticals, Inc. All rights reserved
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What are Nerve Agents? Nerve agents (NA) are the most toxic of the known chemical warfare agents, synthesized in the 1930s; they are chemically similar to organophosphate pesticides and exert their biological effects by inhibiting certain enzymes These agents are clear, colorless, and tasteless liquids that are miscible in water and most organic solvents Routes of human exposure include inhalation, skin/eye contact and ingestion Most recent attacks include London & Syria Acute exposure causes a cholinergic syndrome, including excess respiratory and oral secretions, diarrhea and vomiting, diaphoresis, convulsions, altered mental status, miosis, bradycardia, and generalized weakness that can progress to paralysis, respiratory arrest and death Rapid treatment with atropine and pralidoxime decreases risk of mortality but doesn’t ameliorate the risk of brain damage; in other words, NA survivors may experience permanent neurological damage 8 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

RYANODEX for the Treatment of Nerve Agent Exposure Nerve agent (NA) exposure is often deadly; survivors frequently experience severe neurological consequences. Federal Agencies, including the Departments of Homeland Security and Health and Human Services, have issued multiple documents highlighting the risks of exposure to these extremely toxic chemical warfare agents. Q4 2018: Entered into agreement with the United States Army Medical Research Institute of Chemical Defense (USAMRICD) to evaluate the neuroprotective effects of Ryanodex in a well-established NA model. Q2 2019: Results of the study conducted by USAMRICD demonstrated statistically significant lower level of brain damage secondary to NA exposure in Ryanodex-treated animals, compared to controls (p value <0.04). 9 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved If approved, RYANODEX would be a first of its kind neuroprotective treatment for the amelioration of neurological damage due to NA exposure

Nerve Agent Topline Study Results Statistically significant neuroprotective effects of RYANODEX in critical cortical areas of the brain In all 6 areas of the brain examined, RYANODEX-treated animals experienced a lower level of brain damage 10 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

RYANODEX for Acute Radiation Syndrome (ARS) Positive results of a proof-of-concept (POC) study in a Total-Body Radiation Animal Model Objective of the study was to evaluate the efficacy of intravenous administration of RYANODEX to prevent or mitigate ARS in a total body irradiated C57BL/6 male mouse hematopoietic model Animals in each treatment group received a well-characterized, high-dose of radiation to their whole body and also received randomly-assigned RYANODEX in different treatment modalities RYANODEX treatment group had overall less mortality post-treatment than non-treated animals with ARS Further explore an investigational indication for RYANODEX for the treatment of hematopoietic syndrome in individuals exposed to high doses of radiation, such as nuclear power plant leakage or nuclear weapons Indication is likely to be developed under FDA’s “Animal Rule” Additional research ongoing to evaluate hematopoietic syndrome in certain cancer patients undergoing radiation therapy 11 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

RYANODEX for Exertional Heat Stroke P-value of 0.05 means that study results reported are 95% due to treatment effect rather than randomness Treatment effect observed after two distinct trials, regardless of sample size: p -value of .07-.08 92%-93% chance that the results we have are not random Treatment effect is clinically meaningful Believe we further removed randomness, duplicated results of 2015 study with similar study results from 2nd Hajj study Mathematical separation between active and control group No drugs on the market to treat EHS Orphan Drug Designation Fast Track and Priority Review Confident RYANODEX works as anticipated and plan to meet with FDA in June 2019 12 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved Additional indications for RYANODEX under review with more information to be provided at the appropriate times 6:1 odds ratio 6 fold higher likelihood that patient will have full CNS recovery using RYANODEX compared to standard of care cooling alone

EA-111 Development Developed new chemical entities (“NCE”) related to dantrolene Continue advancing IM formulations with NCE IM product to provide in vivo dantrolene levels similar to RYANODEX IM product allows easier and even more rapid administration than RYANODEX Enables immediate, non-professional administration to patients in need Eliminates IV infusion requirement Eliminates need and wait time for professional IV administration Anticipate 5 year NCE regulatory exclusivity after FDA approval 13 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

In June 2018, U.S. District Court for the District of Columbia issued a decision requiring FDA to grant seven years of ODE in the U.S. for BENDEKA On February 20, 2019, FDA issued a decision in favor of Eagle regarding the scope of BENDEKA’s exclusivity Pursuant to that decision no bendamustine product (including generic versions of TREANDA®) may launch in the United States until December 7, 2022, unless they are clinically superior to BENDEKA Prior to the decision, generic versions of TREANDA were poised to enter the market in November 2019 Generic TREANDA entry now not expected until December 2022 Further Protects Longevity of BENDEKA franchise Seven Year Orphan Drug Exclusivity (ODE) Granted for BENDEKA by Court 14 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

Bendamustine Long Life Cycle 15 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 1/1/15-3/31/19: $135 mm in aggregate milestones earned 1/1/16-3/31/19: $395 mm in royalties earned Significant BENDEKA royalties and milestones earned FDA ODE scope TREANDA generics not expected before December 2022 Unique J-code for BENDEKA BENDEKA Royalty increases from 25% to 30% of US net sales, up to 32% in 2021 (as of Oct 2019) Extended licensing agreement until BENDEKA no longer sold (previous expiry 2025) Japan - double digit royalty plus potential milestone payments Launched in 2018 Unique J-code for BELRAPZO, effective July 1, 2019 TREANDA generics not expected before December 2022 Japan - double digit royalty plus potential milestone payments Target market share of up to 12% 15 OB listed patents through 2033 FDA approval for 2nd manufacturing site Most Certitude Since Launch - Value Beyond 2025 BENDEKA BIG BAG

Fifteen Orange Book Patents Running from 2026-2033 Protecting the longevity of the bendamustine franchise 16 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved U.S. Patent No. Patent Expiration 8,609,707 1/28/2031 8,791,270 (owned by Teva Pharmaceutical Industries Ltd.) 1/12/2026 9,000,021 3/15/2033 9,034,908 3/15/2033 9,144,568 3/15/2033 9,265,831 1/28/2031 9,572,796 1/28/2031 9,572,797 1/28/2031 9,572,887 3/15/2033 9,579,384 3/15/2033 9,579,397 3/15/2033 9,579,398 3/15/2033 9,579,399 3/15/2033 10,010,533 1/28/2031 10,052,385 3/15/2033

500 ml admixture for the treatment of patients with CLL and NHL Launched our ready-to-dilute product with our internal sales force Expands our bendamustine product offering and is complementary to BENDEKA Enables us to provide value to a cost-conscious segment of the market Anticipate over time achieving up to a 12% market share CMS assigns unique J-code to BELRAPZO effective July 2019 Launch of “big bag” 17 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved Ready-to-dilute (RTD) bendamustine hydrochloride (HCl) solution

Fulvestrant Opportunity Data released October 31, 2018 Trial did not meet PK endpoints Safety profile consistent with expectations We believe that we can reformulate our product in a way that may result in a better drug than the current brand Met with the FDA regarding reformulation Plan to meet with the FDA in June 18 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved

Pemetrexed Opportunity At this time, Lilly’s Alimta patent prevents current ANDA filers from launching until May 24, 2022 FDA granted tentative approval of Eagle’s Pemetrexed RTD PEMFEXY™ Oct. 27, 2017 Lilly sued Eagle on August 14, 2017 in Indiana. That case was dismissed. Lilly then sued Eagle in Delaware on Sept. 11, 2017. Trial scheduled to begin on Sept. 9, 2019; 30 month stay expires in February 2020. Eagle moved to dismiss the Delaware case, which the Court denied Oct. 26, 2018. Eagle’s litigation remains pending. The court ruled in our favor on claim construction, and as a result, Lilly dropped its literal infringement claims. There are four 505(b)(2) filers (DRL, Hospira, Actavis/Teva, Apotex) with a similar approach to Eagle’s (ours appears to be a differentiated product). All were sued in Indiana. DRL and Hospira both filed Motions for Summary Judgment of Noninfringement, and DRL went to trial Both DRL’s and Hospira’s summary judgment motions were denied The DRL trial court held that DRL infringed Lilly’s patent The Hospira court granted Lilly’s cross-motion for summary judgment of infringement Actavis’ litigation is stayed pending the DRL appeal. Apotex’s litigation is pending. Trial is scheduled for January 2020. Eagle continues evaluating all litigations and outcomes Multi-billion market opportunity (LTM Sales: $1.17B U.S., $0.97B Ex-U.S., $2.14B WW) 1 19 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 1 Alimta® (pemetrexed) (Eli Lilly & Co.). Source: Eli Lily & Company Quarterly Results; Statements of Consolidated Income – As Reported Q1 2019; https://investor.lilly.com/financial-information/quarterly-results

Eagle Biologics Market Opportunity

- Acquired Arsia Therapeutics in 2016
  - Enhances Eagle's formulation capabilities and expands product development opportunities
  - Extends Eagle's strategy: plan to partner with key Biosimilar or Bioinnovator companies to alter their existing pipeline into "Biobetters"
  - $45 million investment
- The global biologics market could exceed **$390 billion** in value over the next five years[1]
- Growing at nearly **2X** the rate of pharma[1]
- By the end of 2020, biologics could account for **28%** of the global pharmaceuticals market[1]
- The global biosimilar market may reach **$20 - $26 billion** by 2020[2]

References: 1. PRA Health Sciences Whitepaper. *The Value of Biobetters*. December 2015. 2. IMS Medicines Use and Spending in the U.S. – *A Review of 2015 and Outlook to 2020*. April 2015.

© 2019 Eagle Pharmaceuticals, Inc. All rights reserved

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2019 & Beyond: Poised for Growth 21 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved EA-111 Intramuscular RYANODEX EHS Nerve agent Acute Radiation Syndrome Eagle ANDA Assets Filed vasopressin Q1 2018; first to file status Advancing 2nd product BENDEKA/ bendamustine family Launched “big” bag” May 2018 Japanese market ODE granted ROW

Financial Highlights LTM EBITDA $80.7 mm LTM Cash Flow from Operations, excluding A/R shifts $84.1mm Cash $102.1 mm A/R $63.9 mm Share Repurchase Plan $154 mm repurchased since August 2016, including $50 mm ASR executed 10/30/18 2.6 mm shares repurchased since August 2016 1.6 mm shares repurchased through OMR 1.0 mm shares repurchased through ASR $150 mm new authorization (including $50 mm ASR) approved by the Board October 2018 13.9 mm basic shares outstanding at 4/30/19 $150 mm credit facility August 2017 $100 mm term loan ($42.5 mm outstanding at 3/31/19) $50 mm revolver 22 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved As of 3/31/19

Thank You May 2019 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 23

APPENDIX © 2019 Eagle Pharmaceuticals, Inc. All rights reserved 24

Reconciliation of GAAP to Adjusted Non-GAAP Net Income 25 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved Explanation of Adjustments: Amortization of intangible assets for Ryanodex and Docetaxel Amortization of intangible assets for Eagle Biologics Changes in the fair value of contingent consideration (Docetaxel and Eagle Biologics) Gain on divestiture of diclofenac-misoprostol Reflects the estimated tax effect of the pretax adjustments, $3.4 million of tax expense from U.S. tax reform which is reflected in 2017 and the reversal of a tax valuation allowance in 2016 2018 2017 2016 2015 Net income from operations - GAAP 31,903 $ 51,943 $ 81,453 $ 2,571 $ Before tax adjustments: Cost of product revenues: Amortization of acquired intangible assets (1) 1,620 1,194 746 Gain on sale of asset (2) (1,750) Research and development: Share-based compensation expense 4,014 3,942 2,914 Depreciation 470 74 Expense of acquired in-process research & development 1,700 1,000 Severance 466 - Selling, general and administrative: Share-based compensation expense 15,068 11,487 6,853 4,051 Amortization of acquired intangible assets (3) 895 1,620 203 Depreciation 685 858 640 112 Debt issuance costs - 286 - Severance - 268 Other: Non-cash interest expense 376 238 8 Changes in fair value of contingent consideration (4) (763) (7,378) 957 Asset impairment charge 2,704 7,235 - Restructuring charge 7,911 Legal Settlement - 1,650 Tax adjustments (5) (7,894) (5,368) (46,103) Adjusted Non-GAAP net income 59,155 $ 69,049 $ 45,921 $ 6,734 $ Adjusted Non-GAAP earnings per share Basic 4.01 $ 4.57 $ 2.96 $ 0.44 $ Diluted 3.87 $ 4.34 $ 2.79 $ 0.41 $ Weighted number of common shares outstanding: Basic 14,768,625 15,102,890 15,533,681 15,250,154 Diluted 15,278,651 15,908,211 16,434,104 16,253,781 Twelve Months Ended December 31,

Reconciliation of GAAP to Adjusted Non-GAAP EBITDA 26 © 2019 Eagle Pharmaceuticals, Inc. All rights reserved Twelve Months Ended March 31, Twelve Months Ended December 31, 2019 2018 2017 2016 2015 Net income - GAAP $ 38,260 $ 31,903 $ 51,943 $ 81,453 $ 2,571 Add back: Interest expense (income), net 2,123 2,579 1,045 (76) (14) Income tax provision 6,098 2,135 21,002 (28,026) 3 Depreciation and amortization 3,530 3,670 3,746 1,589 112 Stock-based compensation 19,559 19,082 15,429 9,768 4,051 Change in fair value of contingent consideration (790) (763) (7,378) 957 - Debt issuance costs - - 286 - - Asset impairment charge 2,704 2,704 7,235 - - Gain on sale of asset - - - (1,750) - Expense of acquired in-process research & development 1,100 1,700 1,000 - - Severance 211 466 268 - - Restructuring charge 7,911 7,911 - - - Legal settlement - 1,650 Adjusted Non-GAAP EBITDA $ 80,706 $ 71,387 $ 96,226 $ 63,915 $ 6,723